Atlas Funds
Supplement dated November 20, 2006, to
Prospectus and Statement of Additional Information dated April 30, 2006

At a meeting held on November 14, 2006, the Atlas Funds’ Board of Trustees (Board) unanimously approved proposed reorganizations for certain of the Atlas Funds (each a “Merger”), approved liquidations for two of the Atlas money market funds, and approved a new investment advisory agreement to replace the interim advisory agreement. Details of each Board action are outlined below.

Mergers

The Board unanimously approved a number of proposed Mergers as being in the best interests of fund shareholders, and has directed that the Mergers be presented to fund shareholders for consideration and approval at a special shareholders meeting. The proposed Mergers provide for the acquisition of the following funds by the respective Acquiring Funds listed opposite of them in the table below:
                                                                                                                                     Proposed Mergers

Acquired Atlas Fund	Acquiring Fund
Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund
Atlas Growth Opportunities Fund	Evergreen Large Cap Equity Fund
Atlas S&P 500 Index Fund	Evergreen Equity Index Fund
Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund
Atlas Value Fund	Evergreen Disciplined Value Fund
Atlas Dual Focus Fund	Evergreen Disciplined Value Fund
Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund
Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund
Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund
Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund
Atlas U.S. Government and Mortgage Securities Fund	Evergreen U.S. Government Fund
Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund
Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund
Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund
Atlas Strategic Income Fund	Oppenheimer Strategic Income Fund

As a result of each Merger, shareholders will receive new Class A shares in the corresponding Acquiring Fund in an amount equal to the value of their Acquired Atlas Fund shares. Although the number of shares that shareholders hold may change, the total value of their investment at that time will not change as a result of any of the Mergers.

It is expected that each Merger will be a non-taxable event for shareholders for federal income tax purposes. Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with each Merger.

Each Merger is subject to approval by fund shareholders. Proxy materials describing the proposed Mergers and a prospectus describing the Acquiring Funds are expected to be mailed in late December 2006. The proxy materials will also confirm the date, time and location of the special shareholders meeting. If approved by shareholders, the Mergers are expected to occur during May 2007. Prior to each Merger, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the funds’ Prospectus.

Money Fund Liquidations

The Board voted to liquidate the Atlas California Municipal Money Fund and the Atlas Money Market Fund (“the Money Funds”) on or about March 30, 2007. Shareholders may exchange their Money Fund shares for shares of any other Atlas Fund, as described in the Prospectus and/or redeem their shares and receive the net asset value thereof, prior to the liquidation. Any remaining shareholders of the Money Funds on the date of liquidation will receive a distribution of their account proceeds, including any accrued dividends, in complete redemption of their shares. The liquidations are not expected to generate taxable gains or losses for shareholders.

New Investment Advisory Agreement

The Board of Atlas Funds approved a new investment advisory agreement (“Advisory Agreement”) between Atlas Funds and Atlas Advisers and recommended its approval to shareholders. The Advisory Agreement has terms substantially similar to the funds’ current interim investment advisory agreement which is scheduled to expire on February 27, 2007, and would provide for the continuing management of each fund until its Merger (if approved by shareholders) or liquidation. Fund shareholders will be asked to consider and vote on the new Advisory Agreement at the same special shareholder meeting at which the Merger proposals will be considered. The proxy materials relating to the proposed Mergers will also describe the proposed new Advisory Agreement in greater detail.

The Expense Example for the S&P 500 Index Fund on page 6 of the Prospectus is replaced with the following:
EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.
1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

The Expense Example for the American Enterprise Bond Fund on page 9 of the Prospectus is replaced with the following:
EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.
1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

The Expense Example for the California Municipal Money Fund on page 14 of the Prospectus is replaced with the following:
EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.
1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

The Expense Example for the Money Market Fund on page 15 of the Prospectus is replaced with the following:
EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.
1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178